KNBT™

America's Community Bankers
Shaping Our Future

KNBT Bancorp, Inc.
Mid-Atlantic 2005
November 7th– 8th
Philadelphia, Pennsylvania

The information contained in this presentation may contain forward-looking statements (as defined in the Securities
Exchange Act of 1934 and the regulations thereunder) which are not historical facts or as to KNBT Bancorp, Inc.
(“KNBT” or the “Holding Company”) management’s intentions, plans, beliefs, expectations or opinions or with respect to the operation of the Caruso Benefits Group, Inc. (“Caruso”) and Northeast Pennsylvania Financial Corp.
(“NEPF”). These statements include, but are not limited to, financial projections and estimates and their underlying assumptions; statements regarding plans, objectives and expectations with respect to future operations, products and services; and statements regarding future performance. Such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond the control of KNBT and its management, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1)
economic and competitive conditions which could affect the volume of loan originations, deposit flows and real estate values; (2) the levels of non-interest income and expense and the amount of loan losses; (3) estimated cost savings from the acquisition of NEPF cannot be fully realized within the expected time frame; (4) revenues following the acquisitions of Caruso and NEPF are lower than expected; (5) competitive pressure among depository institutions increases significantly; (6) costs or difficulties related to the integration of the businesses of NEPF and
Caruso into KNBT are greater than expected; (7) changes in the interest rate environment may reduce interest margins; (8) general economic conditions, either nationally or in the markets in which KNBT is doing business, are less favorable than expected; (9) legislation or changes in regulatory requirements adversely affect the business in which KNBT is engaged; (10) other factors discussed in the documents filed by KNBT with the Securities and
Exchange Commission (“SEC”) from time to time. Copies of these documents may be obtained from KNBT upon request and without charge (except for the exhibits thereto) or can be accessed at the website maintained by the
SEC at http://www.sec.gov.  KNBT undertakes no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made.
Disclaimer

Company Profile
▪
Corporation organized in 2003
▪
Headquartered in Bethlehem, Pennsylvania
▪
Total assets of $3.1 billion
▪
Keystone Nazareth Bank & Trust is a subsidiary
   of KNBT Bancorp, Inc.
▪
Largest local community bank serving the Greater
Lehigh Valley and Northeast Regions in Pennsylvania
▪
58 branch locations within Lehigh, Northampton,
Carbon, Monroe, Luzerne, Columbia and Schuylkill
Counties

The History of KNBT
▪
Stock-form successor to Keystone Savings Bank
▪
Mutual-to-stock conversion completed on
10/31/2003
▪
Conversion raised $202.0 million in capital
▪
Simultaneously acquired First Colonial Group, Inc.
▪
$600 million bank holding company
▪
Headquartered in Northampton County, PA

▪
Technology
▪
Installed FISERV CBS platform to execute growth
strategy
▪
Upgraded branch/teller system to Windows based
platform
▪
Modernized telecommunication systems
Initiatives Since Conversion

Initiatives Since Conversion
▪
Dividends
▪
April 2004 $.05 per share
▪
April 2005 $.06 per share
▪
October 2005 $.07 per share
▪
Implemented a Stock Repurchase Program
▪
October 2004: Authorized repurchase of 3.1 million
shares completed in the third quarter of 2005
▪
July 2005: Authorized repurchase of 3.2 million
shares of which 2.9 million remain to be purchased

Initiatives Since Conversion
▪
Acquisitions:
▪
Oakwood Financial Corp., November 2004
▪
Caruso Benefits Group, Inc., April 2005
▪
Northeast Pennsylvania Financial, May 2005

Oakwood Financial Corp.
▪
Full-service brokerage firm
▪
Operates as KNBT Securities
▪
Provides a full menu of securities brokerage,
insurance and investment advisory
products/services
▪
Transaction completed November, 2004
▪
Purchase price $650,000

Caruso Benefits Group, Inc.
▪
Operates as a subsidiary of KNBT
▪
Specializes in employee benefits management
with an emphasis on group medical, life and
disability
▪
Transaction completed in April, 2005

Caruso Benefits Group, Inc.
▪
Purchase price $28 million
▪
$20 million paid at closing
▪
$8 million payable over 3 years contingent on Caruso
meeting income levels
▪
Transaction is expected to enhance fee income by
approximately $5 million annually
▪
$.03 per share accretive to earnings, first full year
after acquisition

Northeast Pennsylvania
Financial Corp.
▪
$800 million thrift holding company
headquartered in Hazleton, PA
▪
Transaction completed in May, 2005
▪
Purchase price $90.0 million
▪
Price of $23 per share, 50% stock /50% cash

▪
17 full service community offices in the
Counties of Monroe, Carbon, Luzerne,
Columbia and Schuylkill
▪
$425 million in core deposits
▪
$380 million in loans
▪
$175 million in trust assets
Northeast Pennsylvania
Financial Corp.

Northeast Pennsylvania
Financial Corp.
▪
Successful integration of operations and systems
conversion all completed first business day
following acquisition
▪
Surpassed 15% in merger cost efficiencies
▪
Higgins Insurance subsidiary
▪
Provides commercial, property and casualty, and
employee benefit lines of insurance

80
476
81
78
KNBT Headquarters/Branch
KNBT Branch
KNBT Trust Services/Branch
KNBT Securities
Higgins Insurance Associates, Inc.
Caruso Benefits Group, Inc.
Northeast Pennsylvania Region
Greater Lehigh Valley Region

          KNBT Market

Deposit Market Share
As of June 2005 (Sources FDIC)
PA County	KNBT	Ranking
Northampton	21.12%	1
Lehigh	7.63%	2
Carbon	8.30%	6
Monroe	4.32%	7
Luzerne	4.11%	7
Schuylkill	5.94%	5
Columbia	4.46%	7
        KNBT Market

* Source: Morning Call 7/ 17/ 05, Lehigh Valley Metro Area: Northampton, Lehigh, Carbon Counties in PA
and Warren County in NJ, based on 2000 U.S. Census.
     KNBT Market*
▪
The Lehigh Valley metro statistical area is the third
largest in population in Pennsylvania
▪
Lehigh Valley is ranked third in population growth
for Northeast Pennsylvania region
▪
KNBT’s expansion has been to contiguous
counties with stable populations

Third Quarter	2005	2004	Change
Net Income (000)	$5,306	$4,447	19%
Earnings per share	$0.18	$0.15	20%
Dividends per share	$0.07	$0.05	40%
Return on Average Assets	0.68%	0.81%	-16%
Return on Average Equity	5.30%	4.68%	13%
Efficiency Ratio	63.52%	64.97%	-2%
Equity to Assets	12.36%	16.83%	-27%
Tangible Equity to Assets	8.25%	14.89%	-45%
   Financial Highlights

$5,500
$5,000
$4,500
$4,000
$3,500
$0.20
$0.18
$0.16
$0.14
$0.12
3/04
6/04
9/04
12/04
3/05
6/05
9/05
Net Income
EPS

$ in thousands
Net Income and
Earnings Per Share

$21,000
$20,000
$19,000
$18,000
$17,000
$16,000
$15,000
$14,000
4.00%
3.75%
3.50%
3.25%
3.00%
2.75%
2.50%
3/04
6/04
9/04
12/04
3/05
6/05
9/05
Net Interest Income
NIM (T/E)

$ in thousands
Net Interest Income and Net
   Interest Margin (T/E)

$8,000
$6,600
$5,200
$3,800
$2,400
$1,000
30.0%
27.0%
24.0%
21.0%
18.0%
15.0%
3/04
6/04
9/04
12/04
3/05
6/05
9/05
Non Interest Income
Non-Interest Income as % of Net & Non Interest Income

$ in thousands
    Non-Interest Income

$12,505
$13,017
$13,496
$13,681
$13,425
$16,970
$18,378
3/04
6/04
9/04
12/04
3/05
6/05
9/05

$ in thousands
  Non-Interest Expense

$ in thousands except per share data	At Sept. 30, 2005	% of Assets
Net Loans	$1,451,609	47%
Securities	1,256,913	40%
Goodwill and Other Intangible Assets	132,904	4%
Total Assets	3,122,402	100%
Core Deposits	1,028,874	33%
Total Deposits	1,780,003	57%
FHLB Advances	814,408	26%
Shareholders’ Equity	385,982	12%
Book Value	$13.27
Tangible Book Value	$8.88
Balance Sheet

$2,000,000
$1,800,000
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$1,289,410
$1,294,215
$1,310,982
$1,286,824
$1,323,053
$1,344,380
$1,769,049
$1,780,003
12/03
3/04
6/04
9/04
12/04
3/05
6/05
9/05

$ in thousands
       Total Deposits

$450,000
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
22.00%
20.00%
18.00%
16.00%
14.00%
12.00%
10.00%
12/03
3/04
6/04
9/04
12/04
3/05
6/05
9/05
Shareholders Equity
Shareholders Equity to Assets

$ in thousands
    Shareholders’ Equity

$890,076
$922,518
$976,070
$1,006,719
$1,013,202
$1,031,042
$1,433,985
$1,467,363
12/03
3/04
6/04
9/04
12/04
3/05
6/05
9/05

$ in thousands
   Total Gross Loans

	Sept. 30 2005	June 30, 2005	Sept. 30 2004
Commercial	$ 506,669	481,540	327,688
Mortgage	469,760	461,694	380,604
Consumer	490,934	490,751	298,427
Total Gross Loans	$1,467,363	$1,433,985	$1,006,719
$ in thousands
  Composition of Loans

$18,000
$15,750
$13,500
$11,250
$9,000
$6,750
$4,500
$2,250
$0
1.15%
1.10%
1.05%
1.00%
0.95%
0.90%
0.85%
0.80%
12/03
3/04
6/04
9/04
12/04
3/05
6/05
9/05
Allowance for loan losses
Allowance for loan lossses to total loans

$ in thousands
            Asset Quality
         Allowance for Loan Losses

$9,000
$7,500
$6,000
$4,500
$3,000
$1,500
$0
0.80%
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
12/03
3/04
6/04
9/04
12/04
3/05
6/05
9/05
Non-Performing Loans
Non-performing as % of loans

$ in thousands
           Asset Quality
       Total Non-Performing Loans

Scott V. Fainor
President &
Chief Executive
Officer
Eugene T. Sobol
Senior EVP, Chief
Financial Officer &
Treasurer
John T. Andreacio
EVP, Regional
President, Northeast
Region
Deborah R. Goldsmith
EVP, Retail
Lending/Admin.
Sandra L. Bodnyk
EVP, Chief Risk
Officer
David B. Kennedy
EVP, Regional
President, Greater
Lehigh Valley Region
Carl F. Kovacs
EVP, Chief
Information Officer
▪
  26 years banking    experience
▪
  Previously with Wachovia
▪
  Led KNBT since conversion
   in 2003
▪
  24 years banking    experience
▪
  Previously with Ernst &
   Young, CPA, 12 years
▪
  Since 1996
▪
20 years banking    experience
▪
  Previously with Wachovia
▪
  Since  2005
▪
  32 years banking
   experience
▪
  Previously with Wachovia
▪
  Since 2004
▪
  30 years banking
   experience
▪
  Previously with Summit
▪
Since 2001
▪
  22 years banking
   experience
▪
  Previously with Summit
▪
  Since 2001
▪
  33 years banking
   experience
▪
  Previously with Aurum
   Technology
▪
  Since 2002
              Our Team
    Right People, Right Place, Right Reason
Strong and focused management team in place

KNBT

KNBT Higgins Insurance

KNBT Securities

CARUSO Benefits Group, Inc.

KNBT Trust Services

    Goals for Success
▪
Grow core deposit relationships
▪
Grow and diversify loan portfolio
▪
Grow and diversify fee income
▪
Franchise expansion through organic growth,
de novo branching and bank and non-bank
acquisitions